UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2013

HALL TEES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150829	20-0875402
(State or Other Jurisdiction ofIncorporation)	(Commission File Number)	(IRS Employer Identification No.)

7405 Armstrong, Rowlett, Texas 75089
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (214) 883-0140

_________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant’s Certifying Accountant.

Resignation

On November 1, 2013 EFP Rotenberg LLP (“EFP”) submitted a letter of resignation to the Chairman of the Board of Directors of Hall Tees, Inc., (the “Company” or “we”, “us”) that they would cease their services as independent registered public accounting firm of the Company.

EFP was engaged as principal accountants on January 15, 2008 and the decision to engage EFP was approved by the Company’s board of directors. The reports of EFP on the Company’s consolidated financial statements as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

Immediately following EFP’s resignation, our Board of Directors commenced contacting and interviewing other auditors in order to engage with another firm as our independent auditor.

From January 15, 2008 when EFP was engaged, through EFP’s resignation on November 1, 2013, there were no disagreements between the Company and EFP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EFP would have caused EFP to make reference to the subject matter of the disagreements in connection with its reports.

The Company provided a copy of this disclosure to EFP and an opportunity to furnish the Company with a letter stating whether it agrees or disagrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K.

Appointment

On November 6, 2013, the Board of Directors approved the appointment of The Hall Group, CPA’s ("Hall") to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

During the fiscal year ended December 31, 2012 and 2011 and the subsequent interim period through November 6, 2013, the Company had not consulted with Hall regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company that was an important factor considered by the Company as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a "reportable event" (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits:

No.	Description

16.1	EFP Rotenbert LLP Letter, dated November 15, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2013

 By: /s/ William Lewis

President and Chief Executive Officer

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